UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2017

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Information

Acquisition of SnapCap

On September 19, 2017, LendingTree, LLC (“Buyer”), a wholly-owned subsidiary of LendingTree, Inc. (“the Company”), acquired certain assets of Snap Capital LLC, a Delaware limited liability company, which does business under the name SnapCap (“SnapCap”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated September 19, 2017, by and between Buyer and SnapCap. This acquisition was completed in the ordinary course of the Company’s business. SnapCap, a tech-enabled online platform, connects business owners with lenders offering small business loans, lines of credit and merchant cash advance products through a concierge-based sales approach.

Under the terms of the Purchase Agreement, Buyer paid $12 million of cash consideration for the assets of SnapCap at the closing of the transaction. Buyer deposited $1.2 million of such purchase price into an escrow account to secure the indemnification obligations of SnapCap pursuant to the Purchase Agreement. Additionally, at the closing, Buyer received guarantees from certain owners of SnapCap pursuant to which each such person guaranteed, on a several and not joint basis, the indemnification obligations of SnapCap under the Purchase Agreement, subject to the terms and limitations thereof.

Pursuant to the Purchase Agreement, SnapCap is also eligible to receive up to three payments of $3 million each based on certain defined operating results during the period commencing on October 1, 2017 and ending on March 31, 2020. These additional payments, to the extent earned, will be payable in cash.

On September 19, 2017, the Company issued a press release announcing the acquisition of SnapCap. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated September 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017

LENDINGTREE, INC.

	By:	/s/ Katharine F. Pierce
Katharine F. Pierce
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated September 19, 2017.